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                                                                    EXHIBIT 99.1


       PEREGRINE SYSTEMS(R) COMPLETES ACQUISITION OF REMEDY(R) CORPORATION
                       FOLLOWING REMEDY SHAREHOLDERS' VOTE

     COMBINED COMPANY TO FORGE UNIQUE STRENGTHS IN CORE TECHNOLOGIES AND
                       SOFTWARE SOLUTIONS FOR CUSTOMERS

      SAN DIEGO, AUGUST 27, 2001 -- Peregrine Systems, Inc. (NASDAQ: PRGN), one of the world's leading software companies, today announced that it has completed the acquisition of Remedy Corporation following a vote of Remedy shareholders.

COMBINED ORGANIZATION

      The acquisition creates a company with unique strengths based on complementary technologies and distribution channels. Remedy has a long history of success in serving midsize companies and departmental needs with its IT Service Management (ITSM) applications, while its Action Request System(R) (AR System(R)) has offered a highly adaptable way to build custom applications in service management for both midsize and enterprise customers globally. In contrast, Peregrine has pioneered end-to-end Infrastructure Management and Employee Relationship Management solutions that feature extensive best practice workflows for enterprise customers with large, complex infrastructures.

      "The combined technologies of Peregrine and Remedy assure customers of a powerful path of choice, innovation and enhanced functionality in the years ahead," said Steve Gardner, Peregrine chairman and CEO. "Peregrine intends to support Remedy software applications. In addition, Peregrine has a track record for acquiring domain expertise and turning it into new solutions. With the addition of the Remedy AR System, Peregrine will have unrivaled capabilities to pioneer new applications of value for customers."

      Larry Garlick, chairman of the board and CEO of Remedy, said: "At the foundation, both Remedy and Peregrine are built on a strong dedication to developing superior technology that solves critical business problems. This agreement will provide customers of both companies with a vastly expanded scope of capabilities. By combining Peregrine's best practice solutions with the flexibility and adaptability of the Remedy AR System, enterprises will be able to achieve unprecedented gains in efficiency."

COMBINED TECHNOLOGIES

      The new organization will take to market a broad spectrum of technologies with the intent of creating one of the most comprehensive solution platforms in the software industry, delivering rapid return on investment (ROI) to customers:

      o Core Technologies -- Peregrine plans to focus development efforts on a fully Web-centric application development platform, leveraging Remedy's AR System with Peregrine's Get-It Studio and the B2B Integration suite for the benefit of all enterprise customers. Peregrine is scheduled to release the Web-based version of the AR System 5.0 in December. Peregrine also plans to enhance the AR System with its B2B Integration technology. With the combined capabilities, customers will

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         be able to build Web-based solutions to connect internal processes digitally across the firewall to customers, partners, suppliers and other important relationships.

      o Software Solutions -- Peregrine plans to actively support the Remedy ITSM suite with the intent to expand the marketing of these applications to small and midsize businesses and to departments of larger organizations. At the same time, Peregrine's Infrastructure Management suite - including ServiceCenter(R) - will continue to be the flagship for the enterprise customer. Peregrine's AssetCenter(R) will be the lead asset solution for all segments. In addition, Peregrine plans to support customer extensions for Remedy's Customer Relationship Management (CRM) applications along with current implementations and rollouts. In the future, these applications will be focused in their strong customer support capabilities, particularly as a complementary offering to Peregrine's ServiceCenter and B2B relationship management product offerings.

SUPPORT AND MAINTENANCE

      With the acquisition, Peregrine has assumed worldwide sales and support responsibility for Remedy products. Remedy ITSM and CRM customers will continue to receive support per their maintenance contracts and will be able to purchase additional licenses from Peregrine together with all other Peregrine products. No migration program for AR System or ITSM products to other Peregrine products is planned since both AR System and ITSM will be actively marketed, sold, enhanced, and supported. Customers will have open access to all Peregrine products and Peregrine solutions consultants will work with customers to fit the appropriate product to the appropriate business need.

CONFERENCE CALL

      Management has scheduled a conference call at 1:30 p.m. PDT (4:30 p.m.
EDT) on Tuesday August 28 to discuss the acquisition and the business outlook for the combined company. Participants should call (415) 904-7325 and reference ID number 19605071. A replay of the call will be available through September 11, 2001 by dialing (800) 633-8284, passcode 19605071. Additionally, a live Webcast will be broadcast from the company's Web site at www.peregrine.com/investor and will be available in archive through September 28, 2001.

ABOUT PEREGRINE

      Founded in 1981, Peregrine Systems, Inc. is one of the world's leading software companies. By providing solutions that enable companies to manage infrastructure, as well as extend next generation e-Business capabilities inside the enterprise and across the firewall, Peregrine helps companies achieve a state of frictionless business and gain competitive advantage. Peregrine's solutions reduce costs, improve profitability and release capital, generating a lasting and measurable impact on the productivity of assets and people. Peregrine delivers Infrastructure Management solutions that manage the entire lifecycle of an organization's assets, from IT equipment and fleets of vehicles to telecom and facility assets. Peregrine's Employee Relationship Management solutions facilitate proactive management and empower employees with anytime/anywhere access to these enterprise resources, services and knowledge, and improve productivity, asset utilization, and real-time business intelligence. Peregrine's B2B Relationship Management solutions help companies establish a digital dialog for conducting e-Business by automating and integrating the flow of information and business processes among buyers, suppliers and e-Marketplaces. BusinessWeek recently named Peregrine as one of the top 100 IT companies. Peregrine currently has more than 4,000 employees


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located in more than 80 offices worldwide, and its customers include 92 percent of the Fortune 500 companies. For more information, visit www.peregrine.com.

                                    # # #

      THE FOREGOING PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, PARTICULARLY STATEMENTS REGARDING THE EXPECTATIONS, BELIEFS, PLANS, INTENTIONS AND STRATEGIES OF PEREGRINE. FORWARD-LOOKING STATEMENTS RELATING TO EXPECTATIONS ABOUT FUTURE EVENTS OR RESULTS ARE BASED UPON INFORMATION AVAILABLE TO PEREGRINE AS OF TODAY'S DATE. PEREGRINE ASSUMES NO OBLIGATION TO UPDATE ANY OF THESE STATEMENTS. THE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF THE FUTURE PERFORMANCE OF PEREGRINE AND ACTUAL RESULTS MAY VARY MATERIALLY FROM THE RESULTS AND EXPECTATIONS DISCUSSED IN THIS PRESS RELEASE OR IN ANY OTHER FORWARD-LOOKING STATEMENTS MADE BY OR ON BEHALF OF THE COMPANY. THE ACQUISITION OF REMEDY IMPOSES A NUMBER OF RISKS. AMONG OTHER RISKS, WE MAY EXPERIENCE UNEXPECTED COSTS IN INTEGRATING REMEDY'S PRODUCTS AND BUSINESS INTO THOSE OF PEREGRINE; THE ACQUISITION COULD HAVE AN ADVERSE EFFECT ON OUR REVENUES IF POTENTIAL CUSTOMERS DEFER PURCHASES AS A RESULT OF UNCERTAINTY ABOUT THE MERGER; AND THE CURRENTLY ANTICIPATED PRODUCT AND BUSINESS SYNERGIES OF THE ACQUISITION MAY NOT BE REALIZED. A MORE COMPLETE DISCUSSION OF THE NUMEROUS RISKS ASSOCIATED WITH THE REMEDY ACQUISITION ARE CONTAINED IN OUR REGISTRATION STATEMENT ON FORM S-4 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION. IN ADDITION TO THE RISKS PRESENTED BY THE REMEDY TRANSACTION, PEREGRINE'S BUSINESS AND FINANCIAL RESULTS ARE SUBJECT TO NUMEROUS OTHER RISKS, INCLUDING, AMONG OTHERS, (1) OUR REVENUES AND OPERATING RESULTS ARE SUBJECT TO A NUMBER OF RISK FACTORS, INCLUDING SUBSTANTIAL VARIABILITY IN QUARTER-TO-QUARTER REVENUES AND LONG SALES CYCLES, THAT MAKE ESTIMATION OF OPERATING RESULTS PRIOR TO THE END OF A QUARTER EXTREMELY UNCERTAIN; (2) THE CURRENT DOWNTURN IN TECHNOLOGY CAPITAL SPENDING, IF IT CONTINUES, COULD HAVE AN ADVERSE AFFECT ON OUR FUTURE REVENUES AND OPERATING RESULTS; (3) COMPETITION FOR OUR PRODUCTS IS INTENSE; (4) WE HAVE COMPLETED A NUMBER OF ACQUISITIONS IN THE LAST FEW YEARS AND MAY COMPLETE ADDITIONAL ACQUISITIONS, EACH OF WHICH POSES UNIQUE BUSINESS AND INTEGRATION RISKS; (5) ADDITIONAL ACQUISITION OR FINANCING ACTIVITIES COULD RESULT IN DILUTION TO OUR STOCKHOLDERS; AND (6) LITIGATION IN OUR INDUSTRY OVER INTELLECTUAL PROPERTY RIGHTS IS COMMON, AND AS OUR BUSINESS AND PRODUCT PORTFOLIO EXPAND, WE EXPECT TO BECOME INCREASINGLY SUBJECT TO INTELLECTUAL PROPERTY CLAIMS. THE RISKS AFFECTING OUR BUSINESS ARE DESCRIBED IN MORE DETAIL IN OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2001, OUR SUBSEQUENT QUARTERLY REPORTS ON FORM 10-Q, AND OTHER CURRENT AND FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. WE ENCOURAGE INVESTORS IN PEREGRINE COMMON STOCK TO READ THIS INFORMATION CAREFULLY.

      PEREGRINE SYSTEMS, SERVICECENTER AND ASSETCENTER ARE REGISTERED TRADEMARKS, AND GET2CONNECT IS A SERVICE MARK OF PEREGRINE SYSTEMS, INC. REMEDY, ACTION REQUEST SYSTEM AND AR SYSTEM ARE REGISTERED TRADEMARKS OF PEREGRINE REMEDY, INC. ALL OTHER TRADEMARKS ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS.


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